             FOURTH AMENDMENT TO LOAN AGREEMENT DATED JUNE 28, 1994
             ------------------------------------------------------


          This Fourth Amendment to Loan Agreement is hereby made and entered into on this 29th day of February, 1996, by and between NationsBank of Tennessee, N.A. (hereinafter referred to as "Lender") and Miller Industries, Inc. (hereinafter referred to as "Borrower") and Century Holdings, Inc., Champion Carrier Corporation, Miller Industries Towing Equipment, Inc. f/k/a Century Wrecker Corporation and Century Finance Group, Inc. (hereinafter collectively referred to as "Guarantor") and Miller Industries International, Inc. (hereinafter referred to as "New Guarantor");

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Lender, Century Wrecker Corporation, Century Holdings, Inc. and Champion Carrier Corporation, as Guarantors, and Miller Industries, Inc., as Borrower, entered into a Loan Agreement dated June 28, 1994 (hereinafter referred to as the "Loan Agreement") whereby Lender agreed to loan to Borrower up to Fifteen Million Dollars ($15,000,000) (hereinafter referred to as the "Loan"), and whereby Century Holdings, Inc., Champion Carrier Corporation and Century Wrecker Corporation agreed to guarantee all of the Obligations (as that term is defined in the Loan Agreement) of the Borrower to Lender by each separately executing Guaranty Agreements (hereinafter referred to as the "Guaranty Agreements"); and

          WHEREAS, pursuant to an Amendment to Certain Loan Documents dated December 30, 1994, by and between Lender and Miller Industries Towing Equipment, Inc. f/k/a Century Wrecker Corporation and Century Finance Group, Inc., the Loan Agreement was amended to reflect the merger of Century Wrecker Corporation and Century Finance Group, Inc. and the name change of the merged entities to Miller Industries Towing Equipment, Inc., to recognize the liability and obligation of Miller Industries Towing Equipment, Inc., as a Guarantor under the Loan Agreement and Loan Documents in the place of Century Wrecker Corporation and to amend Section 7.6 of the Loan Agreement to allow the merger and name change; and
      -----------

          WHEREAS, on or about March 30, 1995, the Lender, Borrower and Guarantors entered into a Second Amended Loan Agreement whereby the interest rate payable by Borrower to Lender on the Revolving Line of Credit was amended; and

          WHEREAS, on or about December 29, 1995, Lender, Borrower, Guarantors and New Guarantor entered into a Third Amended Loan Agreement and Amendment to Guaranty Agreements whereby the amount of indebtedness under the Loan was increased from $15,000,000 to an amount up to $25,000,000, the interest rate was amended, the financial covenants were revised, the Guarantors affirmed and confirmed their guaranty of the Obligations of Borrower to Lender including the increase in the indebtedness to an amount up to $25,000,000 and New Guarantor agreed to guarantee all of the Obligations of

Borrower to Lender and to be bound by the terms of the Loan Agreement and all amendments thereto; and

          WHEREAS, Lender has agreed to loan to Guarantor Champion Carrier Corporation the principal sum of Seven Hundred Thousand Dollars ($700,000) for the purchase of an existing facility which is located in Hermitage, Pennsylvania plus five acres in addition to completing a 22,500 square foot expansion of the existing facility and such loan is contemplated in the Loan Agreement as a permitted lien (hereinafter the "$700,000 Loan"); and

          WHEREAS, New Guarantor, Guarantors, Lenders and Borrower desire that an event of default under the $700,000 Loan from Lender to Guarantor Champion Carrier Corporation and the loan documents executed pursuant thereto (hereinafter the "$700,000 Loan Documents") constitute an event of default under this Loan Agreement.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

1.   The Loan Agreement is hereby amended to add an event of default as follows:

     (a)  Section 9.1 of the Loan Agreement is amended to add Section 9.1(p)
          -----------                                         --------------
     which states as follows:

          Section 9.1(p).  There occurs an event of default under the terms and
          --------------
          conditions of the Loan Agreement executed by and between Lender and Guarantor Champion Carrier Corporation dated _____________________, 1996, or under the terms and conditions of any of the Loan Documents (as such term is defined in the Loan Agreement dated ______________, 1996) executed pursuant to such Loan Agreement.

2. All of the terms and conditions of the Loan Agreement and Amendment to Certain Loan Documents not specifically amended herein, are hereby incorporated by reference and are confirmed by the Borrower, Miller Industries Towing Equipment, Inc., Champion Carrier Corporation, Century Holdings, Inc. and Miller Industries International, Inc. to remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereby have executed this Agreement on the date first above written.

                              NATIONSBANK OF TENNESSEE, N.A.


                              By:  /s/
                                 -------------------------------
                              Title:  Senior Vice President
                                    ----------------------------
                                                        LENDER



                              CENTURY HOLDINGS, INC.


                              By:  /s/
                                 -------------------------------
                              Title:
                                    ----------------------------
                                                       GUARANTOR



                              CHAMPION CARRIER CORPORATION


                              By:  /s/
                                 -------------------------------
                              Title:
                                    ----------------------------
                                                       GUARANTOR



                              MILLER INDUSTRIES INTERNATIONAL, INC.


                              By:  /s/
                                 -------------------------------
                              Title:
                                    ----------------------------

                              MILLER INDUSTRIES TOWING EQUIPMENT, INC. f/k/a Century Wrecker Corporation and Century Finance Group, Inc.


                              By:  /s/
                                 -------------------------------
                              Title:
                                    ----------------------------
                                                       GUARANTOR



                              MILLER INDUSTRIES, INC.


                              By:  /s/
                                 -------------------------------
                              Title:
                                    ----------------------------
                                                        BORROWER